EXHIBIT 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(Dollars in Millions, except EPS)
(Unaudited)

	2006					2005
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	1st Qtr.

Net sales	2,551					2,369	2,532	2,284	2,324	9,508	8%
Cost of sales	893					889	867	775	815	3,346	0%

Gross profit	1,658					1,480	1,665	1,509	1,509	6,162	12%
Selling, general and administrative	1,086					1,081	1,116	1,064	1,114	4,374	0%
Research and development 1/	481					384	442	566	474	1,865	25%
Other (income)/expense, net	(34)					17	(8)	—	(5)	5	*
Special charges 2/	—					27	259	6	2	294	(100%)
Equity income from cholesterol joint venture	(311)					(220)	(170)	(215)	(268)	(873)	42%

Income before income taxes	436					191	26	88	192	497	129%
Income tax expense 3/	86					64	74	23	66	228	35%

Net income/(loss) before cumulative effect of a change in accounting principle	350					127	(48)	65	126	269	176
Cumulative effect of a change in accounting principle, net of tax 4/	(22)					—	—	—	—	—	*

Net income/(loss) 4/	372					127	(48)	65	126	269	194%

Preferred stock dividends	22					22	22	22	22	86	0%
Net income/(loss) available to common shareholders 4/	350					105	(70)	43	104	183	233%

Diluted earnings/(loss) per common share:
Earnings/(loss) available to common shareholders before cumulative effect of a change in accounting principle	0.22					0.07	(0.05)	0.03	0.07	0.12
Cumulative effect of a change in accounting principle, net of tax 4/	0.02					—	—	—	—	—

Diluted earnings/(loss) per common share 4/	0.24					0.07	(0.05)	0.03	0.07	0.12

Avg. shares outstanding- diluted	1,486					1,480	1,476	1,487	1,487	1,484
Actual shares outstanding	1,481					1,475	1,476	1,478	1,479	1,479

Ratios to net sales
Net sales	100.0%					100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	35.0%					37.5%	34.2%	34.0%	35.1%	35.2%
Gross margin	65.0%					62.5%	65.8%	66.0%	64.9%	64.8%
Selling, general and administrative	42.6%					45.6%	44.1%	46.6%	47.9%	46.0%
Research and development	18.8%					16.2%	17.4%	24.8%	20.4%	19.6%
Income/(loss) before income taxes	17.1%					8.0%	1.0%	3.8%	8.3%	5.2%
Net income/(loss)	14.6%					5.3%	(1.9%)	2.8%	5.4%	2.8%

* Not a meaningful percentage
Note: The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the “Equity income from cholesterol joint venture” and are borne by the overall cost structure of Schering-Plough.

1/	Research and development for the twelve months ended December 31, 2005 included an R&D payment of $124 million, before a tax benefit of $6 million, to Centocor, Inc. for the Company’s exercise of its right to develop and commercialize golimumab, a fully human monoclonal antibody being developed as a therapy for the treatment of rheumatoid arthritis and other immune-mediated inflammatory diseases.
2/	Special charges for the twelve months ended December 31, 2005 included an addition of $250 million to the Company’s litigation reserves relating to the Massachusetts investigation and previously disclosed investigations and litigation relating to the company’s practices regarding average wholesale price by the Department of Justice and certain states.
3/	Tax expense for all periods presented primarily relates to foreign tax expense as the Company did not recognize the benefit of U.S. tax operating losses.
The Company’s full year 2005 tax provision included a benefit of approximately $42 million related to tax expense recorded in 2004 related to planned earnings repatriations under the American Jobs Creation Act (AJCA).
This adjustment of tax expense associated with repatriation under the AJCA is the result of an IRS Notice issued by the U.S. Treasury in August 2005.
4/	In the first quarter of 2006 the Company adopted the provisions of SFAS 123R. As a result of this adoption the Company recognized:
1)	a non-recurring cumulative effect adjustment of $22 million of income associated with the Company’s liability based compensation plans; and

2)	stock option expense in the first quarter of 2006 of $14 million which is included in the respective expense line items.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED SALES
(Dollars in Millions)

	2006					2005
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	1st Qtr.

Prescription Pharm:	2,032					1,846	1,975	1,840	1,904	7,564	10%
U.S.	656					549	609	597	600	2,355	20%
International	1,376					1,297	1,366	1,243	1,304	5,209	6%

Consumer Health Care:	311					330	330	235	198	1,093	(6%)
OTC:	153					162	162	129	103	556	(6%)
OTC Claritin	111					116	133	92	54	394	(4%)
Other OTC	42					46	29	37	49	162	(10%)
Foot Care:	83					84	89	85	75	333	(2%)
Sun Care:	75					84	79	21	20	204	(10%)

Animal Health:	208					193	227	209	222	851	8%
U.S.	57					44	54	68	50	216	28%
International	151					149	173	141	172	635	2%

Total Consolidated:	2,551					2,369	2,532	2,284	2,324	9,508	8%

U.S.	999					897	970	886	837	3,589	11%
International	1,552					1,472	1,562	1,398	1,487	5,919	5%

     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	Global Prescription Pharm			U.S.			International
	2006	2005		2006	2005		2006	2005
	1st	1st	1st Qtr.	1st	1st	1st Qtr.	1st	1st	1st Qtr.
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$	$	1st Qtr.	$	$	1st Qtr.	$	$	1st Qtr.

Prescription Pharm:	2,032	1,846	10%	656	549	20%	1,376	1,297	6%
REMICADE	278	220	26%	—	—	—	278	220	26%
NASONEX	229	183	25%	144	109	33%	85	74	14%
PEG-INTRON	196	170	16%	43	52	(18%)	153	118	30%
TEMODAR	163	131	25%	67	57	19%	96	74	29%
CLARINEX / AERIUS	160	144	11%	70	67	4%	90	77	17%
CLARITIN RX	101	111	(9%)	—	—	—	101	111	(9%)
AVELOX 1/	80	73	10%	80	73	10%	—	—	—
INTEGRILIN	80	75	6%	76	71	6%	4	4	(0%)
REBETOL	78	64	22%				76	70	9%
INTRON A	60	73	(18%)	30	32	(6%)	30	41	(28%)
CAELYX	51	43	18%	—	—	—	51	43	18%
SUBUTEX	48	51	(6%)	—	—	—	48	51	(6%)
ELOCON	34	41	(17%)	—	4	(100%)	34	37	(9%)
CIPRO 1/	25	37	(32%)	25	37	(32%)	—	—	—

1/	Includes net sales in Puerto Rico
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2006					2005
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	1st Qtr.

Global Prescription Pharm:	2,032					1,846	1,975	1,840	1,904	7,564	10%
REMICADE	278					220	234	237	251	942	26%
NASONEX	229					183	199	170	185	737	25%
PEG-INTRON	196					170	182	185	214	751	16%
TEMODAR	163					131	145	152	160	588	25%
CLARINEX / AERIUS	160					144	207	157	139	646	11%
CLARITIN RX	101					111	100	76	85	371	(9%)
AVELOX 1/	80					73	46	41	68	228	10%
INTEGRILIN	80					75	82	86	71	315	6%
REBETOL	78					64	91	82	94	331	22%
INTRON A	60					73	75	72	66	287	(18%)
CAELYX	51					43	46	46	46	181	18%
SUBUTEX	48					51	53	44	49	197	(6%)
ELOCON	34					41	38	34	32	144	(17%)
CIPRO 1/	25					37	36	41	33	146	(32%)

1/	Includes net sales in Puerto Rico
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2006					2005
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	1st Qtr.

Total U.S. Pharm:	656					549	609	597	600	2,355	20%
NASONEX	144					109	115	109	115	447	33%
PEG-INTRON	43					52	38	42	52	184	(18%)
TEMODAR	67					57	65	70	73	264	19%
CLARINEX / AERIUS	70					67	90	93	76	325	4%
AVELOX 1/	80					73	46	41	68	228	10%
INTEGRILIN	76					71	78	82	67	299	6%
INTRON A	30					32	36	36	32	136	(6%)
ELOCON	—					4	2	1	—	7	(100%)
CIPRO 1/	25					37	36	41	33	146	(32%)

1/	Includes net sales in Puerto Rico
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2006					2005
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	1st Qtr.

Total International Pharm:	1,376					1,297	1,366	1,243	1,304	5,209	6%
REMICADE	278					220	234	237	251	942	26%
NASONEX	85					74	84	61	70	290	14%
PEG-INTRON	153					118	144	143	162	567	30%
TEMODAR	96					74	80	82	87	324	29%
CLARINEX / AERIUS	90					77	117	64	63	321	17%
CLARITIN RX	101					111	100	76	85	371	(9%)
INTEGRILIN	4					4	4	4	4	16	(0%)
REBETOL	76					70	90	80	90	330	9%
INTRON A	30					41	39	36	34	151	(28%)
CAELYX	51					43	46	46	46	181	18%
SUBUTEX	48					51	53	44	49	197	(6%)
ELOCON	34					37	36	33	32	137	(9%)

     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE SALES
(Dollars in Millions)

	2006					2005
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	1st Qtr.

Global ZETIA: 1/	415					331	317	357	392	1,396	25%
U.S.	315					269	240	277	297	1,082	17%
International	100					62	77	80	95	314	59%
Global VYTORIN: 1/	371					178	201	265	368	1,012	109%
U.S.	319					157	173	229	314	874	103%
International	52					21	28	36	54	138	156%
Global Cholesterol: 1/	786					509	518	622	760	2,408	55%
U.S.	634					426	413	506	611	1,956	49%
International	152					83	105	116	149	452	83%

1/ Substantially all sales of cholesterol products are not included in the Company’s net sales. Global sales include sales under the Merck/Schering-Plough partnership, plus any sales that are not part of the partnership, such as Schering-Plough sales of cholesterol products in Latin America. In the first quarter of 2006 and 2005, sales in non-joint venture territories of the cholesterol franchise totaled $8 and $4, respectively.
The results of the operation of the joint venture are reflected in equity income and have no impact on the Company’s gross and other operating margins.
The company utilizes the equity method of accounting for the joint venture. The cholesterol agreements provide for the sharing of net income/(loss) based upon percentages that vary by product, sales level and country. In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 of annual ZETIA sales. Above $300 of annual ZETIA sales, the companies share profits equally. Schering-Plough’s allocation of joint venture income is increased by milestones earned. Further, either partner’s share of the joint venture’s net income/(loss) is subject to a reduction if the partner fails to perform a specified minimum number of physician details in a particular country. The partners agree annually to the minimum number of physician details by country.
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2006					2005
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$

Geographic sales
U.S.	999					897	970	886	837	3,589
Europe and Canada	1,046					1,035	1,102	927	976	4,040
Latin America	260					210	218	223	233	884
Asia Pacific	246					227	242	248	278	995

Consolidated sales	2,551					2,369	2,532	2,284	2,324	9,508

	2006					2005
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$

Other (income)/expense, net
Interest income	($68)					($33)	($40)	($45)	($58)	($176)
Interest expense	46					45	40	36	41	163
FX losses	0					4	1	2	2	8
Other (income)/expense	(12)					1	(9)	7	10	10

Total — Other (income)/expense, net	($34)					$17	($8)	$0	($5)	$5

     All figures rounded. Totals may not add due to rounding.

Alex Kelly	908-298-7450
Robyn Brown	908-298-7417

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